UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 2008

ARCADE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	006-52632	20-8348580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Arcade Partners, LLC 62 La Salle Road, Suite 304 West Hartford, Connecticut		06107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 236-6320

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

IN CONNECTION WITH ITS PROPOSED BUSINESS COMBINATION WITH PALMOSA SHIPPING CORPORATION, ARCADE ACQUISITION CORP. (THE “COMPANY”) WILL FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE COMPANY IS NOT NOW REQUESTING ANY PROXY. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION AT ITS WEB SITE, WWW.SEC.GOV.  THE PROXY STATEMENT AND SUCH OTHER DOCUMENTS MAY ALSO BE OBTAINED FOR FREE FROM THE COMPANY BY DIRECTING SUCH REQUEST TO THE COMPANY’S CHIEF FINANCIAL OFFICER, 62 LA SALLE ROAD, SUITE 220, WEST HARTFORD, CT 06017, TELEPHONE NUMBER (860) 236-6320.

THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS, WHO ARE IDENTIFIED IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTION. INFORMATION CONCERNING THE INTERESTS OF THE COMPANY’S PARTICIPANTS IN THE SOLICITATION WILL BE CONTAINED IN THE PROXY STATEMENT RELATING TO THE TRANSACTION WHEN IT BECOMES AVAILABLE.

Item 8.01.	Other Events

Commencing on September 23, 2008, Arcade Acquisition Corp. (the “Company”) intends to use the materials attached hereto as Exhibit 99.1 in connection with its proposed business combination with Palmosa Shipping Corporation (“Palmosa”), as previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2008. The materials attached as Exhibit 99.1 are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit No.	Description

	99.1	Materials dated September 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2008	ARCADE ACQUISITION CORP.

	By:	/s/ Jonathan Furer
Name: Jonathan Furer
Title: Chief Executive Officer